
ADEPT TECHNOLOGY, INC. IS YOUR INTELLIGENT ROBOTICS PARTNER

Adept Technology Inc. (ADEP)

Rob Cain President and CEO
December 10th, 2013

Safe Harbor

This presentation includes forward-looking statements, including statements about our the economic environment affecting us and the markets we serve; the timing and impact of our restructuring actions; sources of revenues and anticipated revenues, including the contribution from new products and markets; our new management team; marketing and commercialization of our products under development and services; our ability to attract customers and the market acceptance of our products; competitive advantages of our products, and markets. These forward-looking statements are based on our assumptions, expectations and projections about future events only as of the date of this presentation, and we make such forward-looking statements pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on current expectations and projections about the Company's business. These statements are not guarantees of future performance and involve numerous risks and uncertainties that are difficult to predict. The Company's actual results could differ materially from those expressed in forward-looking statements for a variety of reasons, including but not limited to factors affecting our fluctuating operating results that are difficult to forecast or outside our control; our limited liquidity due to historical operating losses and negative cash flow, the effect of the current state of the manufacturing sector and other businesses of our customers; the effectiveness and unintended consequences of our restructuring actions and other expense-related matters; changes in our management team; the impact of our acquired businesses and strategic plans on our cash resources and on the Company's operations, the Company's inability to accurately forecast or react quickly to changes in demand for our products; seasonality of results, particularly in Europe; risks of technical and commercial acceptance of the Company's new or current products; the costs of international operations, sales and foreign suppliers and the impact of foreign currency exchange; the cyclicality of capital spending of the Company's customers and lack of long-term customer contracts; the highly competitive nature of and rapid technological change within the intelligent automation industry; the lengthy sales cycles for the Company's products; the Company's increasing investment in markets that are subject to increased regulation; risks associated with outsourced manufacturing and single sources of supply; potential delays associated with the development and introduction of new products; and potential costs of regulatory compliance. For a discussion of risk factors relating to Adept's business, see Adept's SEC filings, including the Company's annual report on Form 10-K for the fiscal year ended June 30, 2013, which includes the discussion in Management's Discussion and Analysis of Financial Condition and Results of Operations and Risk Factors.

Q1 2014 Key Facts

Symbol	ADEP
Corporate Headquarters	Pleasanton, CA (Silicon Valley)
Stock Price (12/2/13) || 52 week range	$10.89 || $2.38 - $12.50
Common Shares Outstanding (9/28/13)	10,951,000
Market Capitalization (12/3/13)	$119,000,000
Volume (daily 90-day average)	264,000
Debt	None
Cash (9/28/13)	$6,547,000
Revenue (Q1 FY 2014)	$13,571,000
EBITDA Adj (Q4 FY 2013)	463,000
Institutional Ownership Shares	59.0%
Full-Time Employees	140
Fiscal Year	June 30

Catalyst of Change

Elements of Turnaround Plan

Core Competencies	Voice Of the CUSTOMER	Culture DWWSWWD
Proven Management Team	Voice Of the EMPLOYEE	Regular New Products Market Driven

Install base 57K+ systems
Focus: Total solutions model

Officers & Sales team

Rob Cain
President and CEO

- Completed six turnarounds
- Over 25 years of related industry experience
- Extensive international operations experience
- M.E. MBA, Author

Terry Hannon
Chief Business Development & Strategy Officer

- Over 15 years of strong strategic and executive leadership in global organizations ranging up to $100M.
- Honors Degree in Physics; M.S., Optoelectronics; & MBA

Deron Jackson
Chief Technical Officer

- Over 18 years experience in designing advanced robotics and control systems
- Co-inventor on six US patents
- Authored numerous academic papers
- M.S. & PhD, EE

Seth Halio
Chief Financial Officer

- Over 25 years of executive finance positions in high tech companies in Silicon Valley.
- Extensive experience in raising capital; M&A; treasury & cash management; strategic planning; annual budgeting; and IT.
- B.S. Bus Admin; CPA

Merrill Apter
VP of NA Sales

- Over 20 years of sales, business development, and marketing management experience in high tech, industrial OEM, and capital equipment.
- Grew North American Sales in previous company 10% year over year
- B.S. Electronic Tech; MBA

Larry Anderson
VP of Mobile Sales

- Over 25 years of senior sales management experience in the semiconductor industry
- Proven track record of dramatically and consistently growing sales and profitability in international and US markets
- B.A. Business & Marketing

Hai Chang
VP Asia & Strategic Programs

- Over 18 years of Adept experience ranging from Technical Support to Executive leadership
- Proven record of success in landing large key accounts in Asia and developing countries
- B.S. Mechanical Eng

Product Portfolio

Fixed Products



Market Size $1.8B
Focus: Cobra / Quattro next generation, GTM via integrators

Mobile Products



Market Size $1.2B
Focus: Global Launch of Lynx

Total Services

- Field Service
  - Upgrades
  - Adv. Performance
- Maintenance Contracts
- Training
- Spare Parts

Install base 57K+ systems
Focus: Total solutions model

Recurring Revenue
Volume & Visibility
SaaS GM Model

Adept's Organic growth strategy with Mobile and Fixed products


Mobile products
Natural Food Packaging
Patented gripper
Hygienic handling
Consumables
Mobile
Robots
$1.2B
Market
$1.4B
Market
Food
Adept Core
Industrial
Electronics
Clean Tech
$425M
Market

Mobile Product

Core competencies

IP protected

Global reach

Untapped markets

Fixed Products

Core competencies

Strong IP, brand and loyal customers

Growth in China and new applications

Technology Driving Productivity


Manufacturing Value-Added Per Worker
United States $118,419
Japan $92,960
United Kingdom $84,565
Republic of Korea $76,346
Canada $71,529
France $63,992
Germany $60,842
Italy $56,208
Spain $51,576
Mexico $28,226
India $28,051
Brazil $14,105
China $13,266
Source: NAM calculations based on data from the United Nations, Bureau of Labor Statistics and International Labor Organization. Employment figures are for 2009 or the most recent available.
TOP 10 COUNTRIES BY ROBOT DENSITY
(Industrial robots per 10 000 manufacturing workers)
JAPAN 295
SINGAPORE 169
SOUTH KOREA 164
GERMANY 163
SWEDEN 126
ITALY 124
FINLAND 98
BELGIUM 89
U.S. 86
SPAIN 84
Americas
Europe
Asia/Pacific
Africa
Regional averages
EUROPE 50
AMERICAS 31
ASIA/PACIFIC 27
AFRICA 2
WORLD 32
China = 55

Countries with highest robot density are most productive

Technology Evolution Inflexion Point



Blind robot
Sensor guided robot
Multi-robot control
Distributed control
Collaborative Control
AGV
Mobile robot
Multi-robot coordination
Autonomous control
Collaborative control
1980
1985
1995
2005
2010
2015

Flexible Production Lifecycle


Inventory
Line
Replenishment
Feeding
Process
Transport
Feeding
Process
Transport
•speed product
•changeovers by
•eliminating custom
•tooling, dedicated
•fixtures and
•conveyors


Assembly 01
Assembly 02
Packaging 01
Packaging 02
adept

Mobility closes the loop for a flexible production cycle

Adept Mobile Product Family


Handler-Recticles
Handler-SMIF
Transporter-SMIF
Transporter
Conveyor
adept
Lynx Base

What's next at Adept



New Products & Services – Target Inflexion Point

- Intuitive, Advanced Products
- Anticipate / predict market needs
- Increase speed to market



Advanced Customer relationships

- Partnerships – Lead Generation / Co-selling / Industry shows
- Market penetration in US, EU, APR
- Vertical Market focus



Increased Operating Performance

- Revenue / employee
- Improved productivity & execution
- Earnings per share

Thank you!